UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BLACKROCK PRIVATE CREDIT FUND
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy
Statement
, if Other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

BlackRock Private Credit Fund

50 Hudson Yards

New York, New York 10001

April 9, 2026

Dear Shareholder:

You are cordially invited to participate in the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund” or “BDEBT”), to be held on May 27, 2026, at 10:00 a.m., Pacific Time, to consider and vote on the proposals discussed in the enclosed proxy statement. The Annual Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. However, shareholders will have the same rights in the virtual meeting as they would an in-person meeting. To participate in the Annual Meeting please follow the directions in the notice of annual meeting and proxy statement accompanying this letter and use the following link: https://meetnow.global/MLJ9QZQ.

The notice of Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the Annual Meeting you will be asked to elect the Class I Trustee nominee to the Board of Trustees of the Fund.

It is important that you be represented at the Annual Meeting. Even if you plan to participate in the Annual Meeting virtually, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. Your vote is very important to us. I urge you to submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at (866) 946-2298.

Sincerely yours,

/s/ John Perlowski
John Perlowski
Trustee

BlackRock Private Credit Fund

50 Hudson Yards

New York, New York 10001

(212) 810-5300

NOTICE OF ANNUAL MEETING

TO BE HELD ON MAY 27, 2026

To the Shareholders of BlackRock Private Credit Fund:

The 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund”) will be held on May 27, 2026, at 10:00 a.m., Pacific Time, for the following purposes:

1.

To elect the Class I Trustee nominee, Eric J. Draut, to the Board of Trustees of the Fund to serve until the 2029 Annual Meeting of Shareholders of the Fund, or until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: https://meetnow.global/MLJ9QZQ.

You have received this proxy statement because you were a shareholder of record of the Fund on March 30, 2026 (the “Record Date”). Please be certain to vote by telephone or via the Internet or sign, date and return the proxy card you received from us.

Your vote is important. Attendance at the Annual Meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may attend and participate in the Annual Meeting at https://meetnow.global/MLJ9QZQ by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting virtually you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Annual Meeting.

We encourage you to carefully review the enclosed materials, which explains the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Annual Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form:

•	By touch-tone telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope; or

•	By participating at the Annual Meeting as described above.

If you do not vote using one of these methods, you may be called by Computershare, the Fund’s proxy solicitor, to vote your shares.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. You will not be able to attend the Annual Meeting in person. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

You have the right to receive notice of and to vote at the Annual Meeting if you were a shareholder of record at the close of business on March 30, 2026. Even if you plan to participate in the Annual Meeting, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope. In the event that there are not sufficient shareholders present for a quorum, the Annual Meeting may be adjourned from time to time, in the manner provided in our bylaws, until a quorum will be present or represented.

If you have any questions about the proposals to be voted on, please call Computershare, the firm assisting us in the solicitation of proxies, toll free at (866) 946-2298.

By Order of the Board of Trustees,

/s/ John Perlowski
John Perlowski
Trustee
New York, New York

April 9, 2026

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY FOLLOW THE DIRECTIONS ON YOUR ENCLOSED PROXY CARD TO RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, OR SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 2026.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: https://www.proxy-direct.com/blk-35023

BlackRock Private Credit Fund

50 Hudson Yards

New York, New York 10001

(212) 810-5300

PROXY STATEMENT 2026

Annual Meeting of Shareholders

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of BlackRock Private Credit Fund, a Delaware statutory trust (the “Fund”), for use at the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of the Fund to be held on May 27, 2026, at 10:00 a.m., Pacific Time, and at any postponements, adjournments or delays thereof. Shareholders will not have to travel to attend the Annual Meeting but will be able to view the Annual Meeting live and cast their votes by accessing a web link. You will not be able to attend the Annual Meeting in person. To attend the Annual Meeting please follow the directions below and use the following link: https://meetnow.global/MLJ9QZQ.

If your shares in the Fund are registered in your name, you may attend and participate in the Annual Meeting at https://meetnow.global/MLJ9QZQ by entering the control number found in the shaded box on your proxy card on the date and time of the Annual Meeting. You may vote during the Annual Meeting by following the instructions that will be available on the Annual Meeting website during the Annual Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Annual Meeting you must register in advance of the Annual Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern time) three business days prior to the Annual Meeting date. You will receive a confirmation email from Computershare of your registration and a control number and security code that will allow you to vote at the Annual Meeting.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m., Pacific Time. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

This Proxy Statement and the accompanying proxy card are first being sent to shareholders on or about April 9, 2026.

It is important that every shareholder participate in the voting process by casting your vote following the instructions provided on your proxy card so that we can achieve a quorum and hold the Annual Meeting. The presence at the Annual Meeting, in person via webcast or by proxy, of holders of a majority of the Fund’s shares issued and outstanding and entitled to vote at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

We encourage you to vote by granting a proxy (i.e., authorizing someone to vote your shares). If you follow the directions on the accompanying proxy card to record your voting instructions by telephone or via the internet, or properly sign and date the accompanying proxy card, and we receive it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you properly execute the proxy card and give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominee as a Trustee.

If you are a shareholder “of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Fund’s Chief Compliance Officer in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING TO BE HELD ON MAY 27, 2026

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-35023

Purpose of Annual Meeting

The Annual Meeting has been called for the following purposes:

1.

To elect the Class I Trustee nominee, Eric J. Draut, to the Board of Trustees of the Fund to serve until the 2029 Annual Meeting of Shareholders of the Fund, or until his successor is duly elected and qualifies; and

2.	To transact such other business as may properly come before the Annual Meeting and any adjournments, postponements or delays thereof.

Voting Securities

You may vote your shares at the Annual Meeting only if you were a shareholder of record at the close of business on March 30, 2026 (the “Record Date”). At the close of business on the Record Date, the Fund had 70,448,678 common shares outstanding. Each share is entitled to one vote.

Quorum Required

The holders of a majority of the Fund’s shares issued and outstanding and entitled to vote at the Annual Meeting, present in person via webcast or represented by proxy, will constitute a quorum at the Annual Meeting for the transaction of business.

If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.

Shares that are present at the Annual Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. However, abstentions on a matter are not treated as votes cast on such matter.

Vote Required

Proposal: Election of Trustees. The election of a Trustee requires the affirmative vote of a plurality of the Fund’s shares entitled to vote represented in person via webcast or by proxy at the Annual Meeting so long as a quorum is present. If you vote to “Withhold Authority” with respect to the nominee, your shares will not be voted with respect to the nominee. Because the Fund requires a plurality of votes to elect a Trustee, withheld votes, if any, will not have an effect on the outcome of the Proposal.

Adjournment. The Annual Meeting may be adjourned from time to time pursuant to our bylaws. If a quorum is not present or represented at the Annual Meeting or if the chair of the Annual Meeting believes it is in the best interests of the Fund, the chair of the Annual Meeting has the power to adjourn the meeting from time to time, in the manner provided in our bylaws, until a quorum will be present or represented or to provide additional time to solicit votes for one or more proposals.

Information Regarding This Solicitation

The Fund will bear all costs and expenses related to the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting and proxy cards.

The Fund has retained Computershare, a proxy solicitation firm, to assist in the distribution, solicitation and tabulation of proxies. It is anticipated that Computershare will be paid approximately $16,300 for such services (including reimbursements of out-of-pocket expenses).

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by trustees, officers or employees of the Fund, BlackRock Capital Investment Advisors, LLC, which is the Fund’s investment adviser (the “Investment Adviser”), and/or BlackRock Financial Management, Inc., which is the Fund’s administrator (the “Administrator”). The Investment Adviser and the Administrator are each located at 50 Hudson Yards, New York, New York 10001. No additional compensation will be paid to trustees, officers, regular employees, the Investment Adviser or the Administrator for such services.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

Our Trustees are divided into two groups: Interested Trustees and Independent Trustees. “Interested Trustees” are those who are “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). “Independent Trustees” are those who are not “interested persons” of the Fund, as defined in the 1940 Act.

The following table sets forth, as of March 30, 2026, certain ownership information with respect to the Fund’s shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common shares and the beneficial ownership of each current Trustee and executive officer, and the executive officers and Trustees as a group. Persons that own more than 25% of our outstanding voting securities are presumed to control us, as such term is defined in the 1940 Act. As of the Record Date, all Trustees and executive officers as a group owned less than 1% of the Fund’s outstanding common shares.

Ownership information for those persons, if any, who own, control or hold with the power to vote, 5% or more of our shares is based upon Form 3, Form 4, Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the “Commission”) and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund he or she beneficially owns and has the same address as the Fund. The Fund’s address is 50 Hudson Yards, New York, New York 10001.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
5% or more holders
Institutional	BlackRock Private Credit Fund iCapital Offshore Access Fund, L.P. - Cash	32,712,748	46.43%
Institutional	BlackRock Private Credit Fund iCapital Offshore Access Fund, L.P. - Reinvest	13,065,303	18.54%
Institutional	BlackRock Financial Management, Inc. 50 Hudson Yards, New York, NY 10001	5,998,843	8.515%
Class D	NFS LLC FBO Andrea M Yoder	21,264	22.24%
Class D	NFS LLC FBO Julie S Doll and Gregory E Doll	15,599	16.31%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class D	Charles Schwab & Co., Inc. As IRA Custodian for Michael F Craig IRA	6,199	6.48%
Interested Trustees
—	John Perlowski	—	—
Institutional	Philip Tseng	1,009		*
Independent Trustees
Institutional	Eric J. Draut	1,077		*
—	Andrea L. Petro	—	—
—	Maureen K. Usifer	—	—
Executive Officers
Class D	Jason Mehring	682		*
—	Erik L. Cuellar	—	—
—	Diana Huffman	—	—
Class D	Dan Worrell	4,036	4.22%
—	Patrick Wolfe	—	—
—	Charles C.S. Park	—	—
Common Shares	All Trustees and Officers as a Group (11 persons)	6,790		*

*	Less than 1%.

The following table sets out the dollar range of our equity securities beneficially owned by each of our Trustees and the Trustee nominee as of March 30, 2026. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)
Interested Trustees
John Perlowski	None
Philip Tseng	$10,001-$50,000
Independent Trustees and Nominee
Eric J. Draut	$10,001-$50,000
Andrea L. Petro	None
Maureen K. Usifer	None

(1) Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Proposal: Election of Trustee

Pursuant to our Fourth Amended and Restated Agreement and Declaration of Trust and Bylaws our Board of Trustees may change the number of Trustees constituting the Board of Trustees, provided that the number thereof will never be less than two nor more than fifteen. We currently have five Trustees on our Board of Trustees. The Trustees of the Fund are classified into three classes of Trustees. Eric J. Draut is the Class I Trustee of the Fund stands for re-election at the Annual Meeting. Andrea L. Petro and John Perlowski are the Class II Trustees of the Fund and will stand for re-election at the 2027 annual meeting of shareholders of the Fund. Maureen K. Usifer and Philip Tseng are Class III Trustees of the Fund and will stand for re-election at the 2028 annual meeting of shareholders of the Fund. If any Trustee is unavailable for re-election at the time of the Annual Meeting, the persons named as proxies will vote for such substitute nominee(s) as the Fund’s Governance and Compensation Committee may select.

The Class I Trustee nominee, if elected at the Annual Meeting, will serve until the later of the date of our 2029 Annual Meeting or until his successor is elected and qualifies, or until his earlier death, resignation, retirement or removal.

A shareholder can vote for or withhold his or her vote from the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominee named below. If the nominee should decline or be unable to serve as a Trustee, it is intended that the proxy will be voted for the election of such person as is nominated by the Board of Trustees as a replacement. The Board of Trustees has no reason to believe that the nominee named below will be unable or unwilling to serve, and such person has consented to being named in this Proxy Statement and to serve if elected.

The Board of Trustees recommends that you vote FOR the election of the nominee named in this Proxy Statement.

INFORMATION ABOUT THE NOMINEE AND TRUSTEES

Certain information with respect to the nominee for election at the Annual Meeting and the Trustees is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Trustee.

The 1940 Act requires that our Board of Trustees consist of at least a majority of independent trustees. Under the 1940 Act, in order for a Trustee to be deemed independent, he or she, among other things, generally must not: own, control or hold with the power to vote, 5% or more of the voting securities of, or control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, trustee or employee of the Fund or of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund or any parent company thereof; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions with, lent money or other property to, or distributed shares on behalf of, the Fund.

The Board of Trustees has considered the independence of members of the Board of Trustees who are not employed by the Investment Adviser and has concluded that Eric J. Draut, Andrea L. Petro, and Maureen K. Usifer are not “interested persons” as defined by the 1940 Act and therefore qualify as independent trustees under the standards promulgated by the 1940 Act. In reaching this conclusion, the Board of Trustees concluded that Mses. Petro and Usifer, and Mr. Draut had no relationships with the Investment Adviser or any of its affiliates, other than their positions as Trustees of the Fund and directors of business development companies managed by the Investment Adviser and its affiliate, and other than, if applicable, investments in us or other private funds managed by the Investment Adviser that are on the same terms as those of other shareholders and investors.

Eric J. Draut has been nominated for election as a Trustee to serve until the 2029 Annual Meeting of Shareholders of the Fund, or until his successor is duly elected and qualifies. Mr. Draut has not been proposed for election pursuant to any agreement or understanding with any other Trustee or the Fund.

Biographical Information

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Independent Trustees and Nominee

Andrea L. Petro 50 Hudson Yards, New York, New York 10001 Year of birth: 1952	Trustee, Governance and Compensation Committee Chair, Audit Committee Member and Joint Transactions Committee Member	2027; 2022 to present

From 2022 to present, Ms. Petro has been a Trustee of the Fund, Chair of the Fund’s Governance and Compensation Committee, a member of the Audit Committee and a member of the Joint Transactions Committee. From 2020 to present, Ms. Petro has served as a Director of BlackRock TCP Capital Corp. and currently serves as Chair of its Governance and Compensation Committee and a member of its Audit Committee and Joint Transactions Committee. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023.

Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro also served as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin from December 2015 to December 2025. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022.

				2 BDCs consisting of 2 Portfolios	None

Maureen K. Usifer 50 Hudson Yards, New York, New York 10001 Year of birth: 1960	Trustee, Audit Committee Chair, Governance and Compensation Committee Member and Joint Transactions Committee Member	2028; 2022 to present

From 2022 to present, Ms. Usifer has served as a Trustee, member of the Audit Committee, a member of the Governance and Compensation Committee and a member of the Joint Transactions Committee. From 2024 to present, Ms. Usifer has served as Chair of the Audit Committee of the Fund. Ms. Usifer is also a Director and the Chair of the Audit Committee of each of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. From 2005 until its merger with and into a wholly-owned subsidiary of BlackRock TCP Capital Corp. on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation.

From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh

				3 BDCs consisting of 3 Portfolios	Ms. Usifer currently serves as a Director of Liberty All Star Funds and serves as chair of the audit committee. Ms. Usifer also serves as a Director of Charlotte’s Web and serves as chair of the audit committee.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Independent Trustees and Nominee - (Continued)
Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Eric J. Draut 50 Hudson Yards, New York, New York 10001 Year of birth: 1957	Lead Independent Trustee, Audit Committee Member, Governance and Compensation Committee Member, Join Transactions Committee Member	2026; 2022 to present

From 2022 to present, Mr. Draut has been a Trustee of the Fund. From 2022 to November 2024, and since May 18, 2025, Mr. Draut has served as Lead Independent Trustee and as a member of the Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. From 2020 to present, Mr. Draut has been a Director of BlackRock Direct Lending Corp., and from 2011 to present, Mr. Draut has been a Director of BlackRock TCP Capital Corp.

Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation. In February 2015, Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. From 2008 to 2010 and again from 2014 to 2017, Mr. Draut was Chairman of the Board of Lutheran Social Services of Illinois. From 2012 to 2014, Mr. Draut was Executive Chairman and, in 2017, became chairman emeritus, of the Board of Lutheran Social Services of Illinois.

				3 BDCs consisting of 3 Portfolios	None

Interested Trustees

John Perlowski(1) 50 Hudson Yards, New York, New York 10001 Year of birth: 1964	Trustee	2027; 2022 to present	From 2009 to present, Mr. Perlowski has been a Managing Director of BlackRock, Inc., Head of BlackRock Global Accounting and Product Services. Mr. Perlowski also serves as President and Chief Executive Officer of other funds managed by the Investment Adviser and its affiliates. Mr. Perlowski has also served as Advisory Director of Family Resource Network (charitable foundation) since 2009.	1 BDC consisting of 1 Portfolio	Mr. Perlowski currently serves as director/trustee of other funds managed by the Investment Adviser and its affiliates, including 89 BlackRock advised investment companies, consisting of 266 investment portfolios.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Interested Trustees - (Continued)

Philip Tseng(1) 50 Hudson Yards, New York, New York 10001 Year of birth: 1976	Trustee, Board Chair, Chief Executive Officer and Co-Chief Investment Officer	2028; May 2025 to present	Mr. Tseng is a Trustee the Chief Executive Officer and Co-Chief Investment Officer of the Fund. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.	3 BDCs consisting of 3 Portfolios	None

Executive Officers Who Are Not Trustees

Erik L. Cuellar 50 Hudson Yards, New York, New York 10001 Year of birth: 1971	Chief Financial Officer and Treasurer	N/A; 2022 to present	Mr. Cuellar is the Chief Financial Officer of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is responsible for financial and regulatory reporting. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

Patrick Wolfe 50 Hudson Yards, New York, New York 10001 Year of birth: 1982	Chief Operating Officer	N/A; 2022 to present	Patrick Wolfe is the Chief Operating Officer of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is also a Senior Portfolio Manager within BlackRock’s Private Financing Solutions (PFS) platform. He is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.	N/A	N/A

Charles C. S. Park 50 Hudson Yards, New York, New York 10001 Year of birth: 1967	Chief Compliance Officer	N/A; July 2025 to present	Mr. Park is the Chief Compliance Officer of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp., and Chief Compliance Officer of the Investment Adviser and the Sub-Adviser. He is also the Chief Compliance Officer of other BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

Jason Mehring 50 Hudson Yards, New York, New York 10001 Year of birth: 1971	President	N/A; 2024 to present	Mr. Mehring is the President of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Mehring is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).	N/A	N/A

Diana Huffman 50 Hudson Yards, New York, New York, 10001 Year of birth: 1982	General Counsel and Secretary	N/A; 2022 to present	Ms. Huffman is General Counsel and Secretary of the Fund and BlackRock Direct Lending Corp., and General Counsel, Secretary and Authorized Person of BlackRock TCP Capital Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel of BlackRock Capital Investment Corporation, a public BDC, prior to its merger with BlackRock TCP Capital Corp. in March 2024. As a part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives, advising on a broad array of legal and regulatory issues, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	No. of BlackRock Advised BDCs Overseen	Other Public or Investment Company Directorships Held by Trustee*
Executive Officers Who Are Not Trustees - (Continued)

Dan Worrell 50 Hudson Yards, New York, New York 10001 Year of birth: 1963	Co-Chief Investment Officer	N/A; 2024 to present	Mr. Worrell, Managing Director of BlackRock, serves as the Co-CIO of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.	N/A	N/A

*	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
(1)	Each of Mr. Perlowski and Mr. Tseng is an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his current position with the Investment Adviser.

The Board of Trustees has adopted procedures for evaluating potential Trustee candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board of Trustees believes that each Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board of Trustees has considered a variety of criteria, none of which, in isolation, was controlling. The Board of Trustees believes that, collectively, the Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board of Trustees to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of Trustees, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Trustees and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board of Trustees’ conclusion that the Trustee should serve as a Trustee of the Fund, is provided below.

Interested Trustees

John Perlowski is a Trustee of the Fund. Mr. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as a board member and officer of investment companies provides him with a strong understanding of the Fund, its operations, and the business and regulatory issues facing the Fund. Mr. Perlowski also serves as President and Chief Executive Officer of other funds managed by the Investment Adviser and its affiliates. Mr. Perlowski has also served as Advisory Director of Family Resource Network (charitable foundation) since 2009. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex.

Philip Tseng is a Trustee, Chairman of the Board, the Chief Executive Officer and Co-Chief Investment Officer of the Fund. Mr. Tseng is a senior member of the investment team within BlackRock’s Private Financing Solutions (PFS) platform, where he leads BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Tseng is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Tseng also serves as the Chairman, CEO and Co-CIO of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Prior to joining BlackRock, Mr. Tseng was a Managing Partner at Tennenbaum Capital Partners, LLC, where he was also a member of the Management Committee. Prior to joining Tennenbaum Capital Partners, LLC, Mr. Tseng was a member of the Credit Suisse First Boston technology investment banking group focusing on technology and business services. While at CSFB, he advised on and executed M&A, public and private equity and structured debt transactions for a broad range of small and large cap companies. He also spent time covering technology services companies as an equity research analyst. Prior to that, he spent time in investment banking at Deutsche Banc Alex Brown. Mr. Tseng holds an M.B.A. from Harvard Business School and a B.A. (honors) in Economics from Harvard College.

Independent Trustees

Eric J. Draut is Lead Independent Trustee of the Fund. From 2022 to November 14, 2024, and since May 18, 2025, Mr. Draut has served as a member of the Fund’s Audit Committee, a member of the Fund’s Governance and Compensation Committee, and a member of the Fund’s Joint Transactions Committee. From November 14, 2024 through May 18, 2025, Mr. Draut was an “interested person” (as defined in the 1940 Act) of the Fund by virtue of his position as a director of a company that purchased debt securities issued by the Fund. The Fund’s Board of Trustees benefits from Mr. Draut’s nearly 30-year career in accounting and finance. Mr. Draut completed a 20-year career at Kemper Corporation (formerly Unitrin, Inc.) in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Kemper Corporation as Group Executive, Treasurer and Corporate Controller. Prior to joining Kemper Corporation, Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career at Coopers and Lybrand (now PricewaterhouseCoopers LLP). Mr. Draut is a Certified Public Accountant, received an M.B.A. in finance and operations from Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Until September 2013 Mr. Draut served as a Director and Chairman of the audit committee of Intermec. Mr. Draut is the Vice-Chair of the Board and the Chair of the Audit Committee of Thrivent Financial for Lutherans, a registered investment adviser and Fortune 500 Company. In February 2015 Mr. Draut was also appointed to the Board of Holy Family Ministries, operator of Holy Family School, where he served as the Interim Chief Executive Officer from 2017 to 2018 and currently serves as Chair of the Board. From August 2022 until December 2025, Mr. Draut served as a trustee of the ELCA Foundation. Mr. Draut volunteers with Lutheran Social Services of Illinois where he currently serves as chairman emeritus of the Board of Directors and has served as Executive Chairman of its Board of Directors. Mr. Draut is also a National Association of Corporate Directors Fellow. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Fund and the Investment Adviser, qualifies him to serve as a member of the Fund’s Audit Committee.

Andrea L. Petro is a Trustee of the Fund, Chair of the Fund’s Governance and Compensation Committee, a member of the Audit Committee, and a member of the Joint Transactions Committee. Ms. Petro also serves as a Director of BlackRock TCP Capital Corp. and currently serves as Chair of its Governance and Compensation Committee and a member of its Audit Committee and Joint Transactions Committee. From November 2024 to present, Ms. Petro has served as a Senior Advisor to Carob Financial, LLC, a private credit fund. From June 2020 to June 2024, Ms. Petro served as a Director of Ready Capital Corporation. From June 2018 to February 2020, Ms. Petro served as Managing Director and Group Head of the Specialty Commercial Finance Group of Waterfall Asset Management. Ms. Petro served as a consultant for Waterfall Asset Management from March 2020 through February 2023. Ms. Petro previously worked at Wells Fargo Capital Finance from December 2000 to December 2017 as the Executive Vice President and Group Head of the Lender Finance Division and Supply Chain Finance Division. Ms. Petro currently serves as a member of the MS Finance Advisory Board of the McCombs School of Business at the University of Texas at Austin from December 2015 to December 2025. She also served as the President of the Commercial Finance Association from 2016 to 2017 and previously served as a member of the Secured Finance Foundation board of directors from 2000 to 2022. Ms. Petro holds a Master of Business Administration degree in finance from the McCombs School of Business at the University of Texas and a Bachelor of Arts degree with a concentration in Russian and Soviet Studies from Kent State University. Ms. Petro’s knowledge of financial and accounting matters qualifies her to serve as a member of the Fund’s Audit Committee.

Maureen K. Usifer is a Trustee of the Fund, Chair of the Fund’s Audit Committee, a member of the Governance and Compensation Committee, and a member of the Joint Transactions Committee. Ms. Usifer also serves as a Director, Chair of the Audit Committee, and a member of the Joint Transactions Committee of each of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp., and a member of the Governance and Compensation Committee of BlackRock TCP Capital Corp. From 2005 until its merger with and into a wholly-owned subsidiary of BlackRock TCP Capital Corp. on March 18, 2024, Ms. Usifer was a Director of BlackRock Capital Investment Corporation. Since 2021, Ms. Usifer has served as a Director for PC Construction. From 2024 to present, Ms. Usifer has served as a Director for Charlotte’s Web. From 2021 to present, Ms. Usifer has served as a Director for PC Construction. Since 2018, Ms. Usifer has been a Director of Liberty All Star Funds. Ms. Usifer was a member of the Green Mountain Care Board, a regulatory board appointed by the Governor in Vermont responsible for approving hospital budgets, insurance rates and capital projects, from 2017 to 2021. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from 2012 to 2016. From 1996 to 2012, Ms. Usifer served in various roles with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. Ms. Usifer served as Vice President of Investor Relations, Senior Finance Director, Divisional CFO and controller during her tenure at Church & Dwight. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University. Ms. Usifer’s prior board service, in addition to her roles as an Independent Director of BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp., provides her with specific understanding of the Fund, its operations and the business and regulatory issues facing BDCs. Ms. Usifer’s independence from the Fund enhances her service as Chair of the Fund’s Audit Committee and member of other Board committees.

Executive Officers Who Are Not Trustees

Erik L. Cuellar, Director of BlackRock, is the Chief Financial Officer of the Fund, BlackRock TCP Capital Corp., and BlackRock Direct Lending Corp. Mr. Cuellar has been at BlackRock and, before that, Tennenbaum Capital Partners, LLC, since 2011. Prior to his current role, Mr. Cuellar served as Controller for Ares Capital Corporation. Prior to that, Mr. Cuellar was with Metropolitan West Asset Management where he served as the Assistant Treasurer and Principal Accounting Officer for the Metropolitan West Funds. Prior to that, Mr. Cuellar managed the Alternative Investments Group at Western Asset Management Company. Mr. Cuellar began his career with Deloitte & Touche LLP where he was a Senior Auditor in their Financial Services Group. Mr. Cuellar earned a B.S. in Accounting from California State University Northridge and is a Certified Public Accountant in California.

Patrick Wolfe, Managing Director of BlackRock, is the Chief Operating Officer of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. He is also a Senior Portfolio Manager within

BlackRock’s Private Financing Solutions (PFS) platform. Mr. Wolfe is Head of Portfolio Construction for U.S. Private Capital’s U.S. Direct Lending funds which includes overseeing allocations, portfolio positioning, and liability management. Mr. Wolfe is also Head of U.S. middle-market CLOs at BlackRock. Mr. Wolfe joined BlackRock through the acquisition of Tennenbaum Capital Partners, LLC. At Tennenbaum Capital Partners, LLC, Mr. Wolfe was a portfolio manager on the U.S. Direct Lending Funds and launched the middle-market CLO platform taking the business to over $1 billion of assets. He also co-led the development of the firm’s proprietary private credit software platform. He was one of the creators of the Direct Lending fund structure designed for insurance company clients. Before Tennenbaum Capital Partners, LLC CP, Mr. Wolfe was in structured credit at Deutsche Bank for six years focusing on the structuring, issuance, and management of CLOs and other credit strategies. He began his career in 2006 at KSJG LLP in the Advisory group focused on mortgage banking. Mr. Wolfe earned a B.S. in Accounting from San Diego State University in 2006. Mr. Wolfe volunteers his time as a member of the Board of Directors for the Southern California Golf Association (“SCGA”) and Southern California Golf Association Junior Foundation.

Charles C. S. Park, Managing Director of BlackRock, is the Chief Compliance Officer of the Fund and Chief Compliance Officer of the Investment Adviser and the Sub-Adviser of the Fund. Mr. Park is also the Chief Compliance Officer to BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Park has served as Chief Compliance Officer of certain BlackRock US-registered investment advisers since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012; Chief Compliance Officer of the Fund from 2018 to February 2024; Chief Compliance Officer of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex from 2014 to 2023; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds from 2006 to 2023.

Jason Mehring is Managing Director of BlackRock and President of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Mehring is a senior member of the investment team and an investment committee member within BlackRock’s Private Financing Solutions (PFS) platform. Mr. Mehring plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Mr. Mehring has over 30 years’ experience in middle market investing including his 20 years’ experience with the BlackRock team, joining as a Managing Director at BlackRock Capital Investment Corporation’s former advisor in 2005. Mr. Mehring previously spent more than ten years at Banc of America Capital Investors (BACI), an affiliate of Bank of America, Inc., in Chicago, where he held positions of increasing responsibility, becoming a Principal of the firm in 2000. At BACI, Mr. Mehring focused on mezzanine and private equity investing in middle market companies. Prior to joining BACI in 1994, he worked at Firstar Bank, a predecessor to U.S. Bank. Mr. Mehring holds an M.B.A from the Kellogg School of Management at Northwestern University and a B.B.A., summa cum laude, in Finance and Economics from the University of Wisconsin Eau Claire (graduating with University Honors).

Diana Huffman, Executive Director of BlackRock, serves as General Counsel and Secretary of the Fund and BlackRock Direct Lending Corp. and General Counsel, Secretary, and Authorized Person of BlackRock TCP Capital Corp. Ms. Huffman also serves as Secretary of HPS Net Income Lease REIT. Ms. Huffman previously served as General Counsel for BlackRock Capital Investment Corporation, a public BDC, prior to its merger with BlackRock TCP Capital Corp. in March 2024. As part of BlackRock’s Legal & Compliance department, Ms. Huffman is responsible for supporting BlackRock’s Private Financing Solutions platform, with a focus on retail alternatives, advising on a broad array of legal and regulatory issues, including product development and corporate governance matters. Prior to joining BlackRock in 2022, Ms. Huffman served as Corporate Counsel at PGIM Investments LLC starting in 2015, where she served as Chief Legal Officer for its BDC and as the lead attorney for retail funds. From 2009 to 2015, Ms. Huffman was an associate in the Asset Management group at Willkie Farr & Gallagher LLP, where she focused on the organization and operation of private and regulated funds. Ms. Huffman has a J.D. (cum laude) from Fordham University School of Law and a B.A. (summa cum laude) in International Relations from Boston University.

Dan Worrell, Managing Director of BlackRock, is Co-Chief Investment Officer of the Fund, BlackRock TCP Capital Corp. and BlackRock Direct Lending Corp. Mr. Worrell is a senior member of the investment team within BlackRock’s Private Financing Solution (PFS) platform, where he is a leader in BlackRock’s U.S. core middle market direct lending strategy. In this capacity, Mr. Worrell is responsible for oversight of the strategy’s investment process and plays a leadership role in the evaluation, structuring, and execution of private secured investments in U.S. core middle market companies. Prior to joining BlackRock, Mr. Worrell was a Managing Director at Tennenbaum Capital Partners, LLC, where he led investment activity across several industry verticals, including Healthcare, Consumer Brands, Retail, and Consumer and Specialty Finance. Prior to Tennenbaum Capital Partners, LLC, Mr. Worrell was a High Yield Portfolio Manager with Mulholland Capital Advisors. Mr. Worrell holds an M.B.A. from Columbia University and a B.S. from California State University, Northridge.

CORPORATE GOVERNANCE

Our Trustees have been divided into two groups: Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.

John Perlowski and Philip Tseng are Interested Trustees by virtue of their employment with the Investment Adviser. The Board of Trustees believes that Mr. Perlowski’s and Mr. Tseng’s respective employment with the Investment Adviser allows for the efficient mobilization of the Investment Adviser’s resources at the Board of Trustees’ behest and on its behalf.

Eric J. Draut serves as Lead Independent Trustee.

The Board of Trustees believes its relatively small size and the composition and leadership of its committees allow each trustee to enjoy full, accurate and efficient communication with the Fund, the Investment Adviser and management, and facilitates the timely transmission of information among such parties.

Trustee Independence

On an annual basis, each member of the Board of Trustees is required to complete an independence questionnaire designed to provide information to assist the Board of Trustees in determining whether the trustee is independent. The Board of Trustees has determined that each of the trustees, other than the Interested Trustees, is independent under the 1940 Act.

Means by Which the Board of Trustees Supervises Officers

The Board of Trustees is regularly informed on developments and issues related to the business of the Fund, and monitors the activities and responsibilities of the officers in various ways. At each regular meeting of the Board of Trustees, the officers report to the Board of Trustees on developments and important issues. Each of the officers, as applicable, also provides regular updates to the members of the Board of Trustees regarding the Fund’s business between the dates of regular meetings of the Board of Trustees. Officers and other members of the Investment Adviser, at the invitation of the Board of Trustees, regularly attend portions of meetings of the Board of Trustees and its committees to report on the financial results of the Fund, its operations, performance and outlook, and on areas of the business within their responsibility, including risk management and management information systems, as well as other business matters.

The Board of Trustees’ Role in Risk Oversight

Day-to-day risk management with respect to the Fund is the responsibility of the Investment Adviser or other service providers (depending on the nature of the risk) subject to the supervision of the Investment Adviser. The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Adviser and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Fund. Risk oversight is part of the Board of Trustees’ general oversight of the Fund and is addressed as part of various Board of Trustees and committee activities. The Board of Trustees, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Fund and internal accounting personnel for the Investment Adviser, as appropriate, regarding risks faced by the Fund and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund’s activities and associated risks. The Fund’s Chief Compliance Officer oversees the implementation and testing of the Fund’s compliance program and reports to the Board of Trustees regarding compliance matters for the Fund and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Code of Ethics

The Fund has adopted a code of ethics and business conduct that applies to its officers, including its Chief Executive Officer, President, Chief Financial Officer and Treasurer, or persons performing similar functions (the “Code of Business Conduct”).

The Fund has also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (the “Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions and operates in conjunction with the Code of Business Conduct noted above. Personnel subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. The Code of Ethics is included as an exhibit to the Fund’s registration statement on Form N-2, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

Insider Trading Policy
The officers of the Fund and Interested Trustees are employees of BlackRock and covered by the BlackRock insider trading policy (the “Inside Trading Policy”). The Independent Trustees are subject to the Code of Ethics with respect to portfolio securities of the Fund and must pre-clear
trades in the Fund’s shares. A copy of the Inside Trading Policy has been filed as an exhibit to the Fund’s most recent Annual Report on Form
10-K.
Hedging Transactions
The Fund’s codes of ethics and business conduct do not expressly prohibit Trustees or Senior Officers from engaging in hedging transactions with respect to its securities.
BOARD MEETINGS
During the Fund’s fiscal year ended December 31, 2025, the Board of Trustees met eighteen times. No incumbent Trustee who was a Trustee during such fiscal year attended less than 75% of the aggregate number of meetings of the Board of Trustees and of each committee of the Board of Trustees on which the Trustee served during the Fund’s most recently completed fiscal year. All of the then-Trustees attended the 2025 Annual Meeting of Shareholders of the Fund virtually.
COMMITTEES OF THE BOARD OF TRUSTEES
Our Board of Trustees currently has three committees: an Audit Committee, a Governance and
Compensation
Committee and a Joint Transactions Committee.
Audit Committee
.
The Audit Committee operates pursuant to a charter approved by the Board of Trustees. The Audit Committee currently holds regular meetings on a quarterly basis and special meetings as needed. The Audit Committee met four times during the fiscal year ended December 31, 2025. The charter sets forth the responsibilities of the Audit Committee and can be accessed at
www.bdebt.com
, then clicking “Audit Committee charter” under the Resources Tab. The primary function of the
Audit
Committee is to serve as an independent and objective party to assist the Board of Trustees in fulfilling its responsibilities for overseeing all material aspects of the Fund’s accounting and financial reporting processes, monitoring the independence and performance of the Fund’s independent registered public accounting firm, providing a means for open communication among the Fund’s independent accountants, financial and senior management and the Board of Trustees, and overseeing the Fund’s compliance with legal and regulatory requirements. The Audit Committee is presently composed of Eric Draut, Andrea L. Petro and Maureen K. Usifer (Chair), each of whom is considered independent for purposes of the 1940 Act. The Board of Trustees has determined that each of Eric Draut, Andrea L. Petro and Maureen K. Usifer is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation
S-K
of the Securities Exchange Act of 1934.
Governance and Compensation Committee
.
The Governance and Compensation Committee operates pursuant to a charter approved by the Board of Trustees. The charter sets forth the responsibilities of the Governance and Compensation Committee, including, but not limited to, making nominations for the appointment or election of Independent Trustees, personnel training policies, administering the provisions of the code of ethics applicable to the Independent Trustees and determining, or recommending to the Board of Trustees for determination, the compensation of any officers of the Fund. The charter can be accessed at then clicking “Audit Committee charter” under the Resources Tab. Currently the Fund’s officers do not receive any direct compensation from the Fund. The Governance and Compensation Committee is presently composed of Eric Draut, Andrea L. Petro (Chair) and Maureen K. Usifer, each of whom is considered independent for purposes of the 1940 Act. During the Fund’s fiscal year ended December 31, 2025, the Governance and Compensation Committee met two times.

Joint Transactions Committee
.
The Joint Transactions Committee operates to approve the allocation of certain private placement transactions in which the Fund participates with one or more of the Adviser’s other accounts in accordance with an exemptive order obtained from the Commission. The Joint Transactions Committee, presently composed of Mr. Draut, Ms. Petro and Ms. Usifer, met five times during the fiscal year ended December 31, 2025.

COMPENSATION OF TRUSTEES

The following table shows information regarding the compensation earned or actually received by the Fund’s trustees, none of whom is an employee of the Fund, for service as a trustee for the fiscal year ended December 31, 2025. No compensation is paid by the Fund to Interested Trustees who are “interested persons” (as defined in the 1940 Act) of the Investment Adviser.

	Fees Earned or Paid in Cash(1)(2)	Total
Interested Trustees:
John Perlowski	—	—
Philip Tseng	—	—
Independent Trustees:
Eric J. Draut	$89,750	$89,750
Andrea L. Petro	$92,750	$92,750
Peter Schwab (3)	$45,593	$45,593
Maureen K. Usifer	$95,250	$95,250

(1)	For a discussion of Trustee compensation, see below.
(2)	The Fund does not maintain a stock or option plan, non-equity incentive plan or pension plan for its trustees.
(3)	Mr. Schwab’s term ended on May 18, 2025.

The Fund is authorized to pay each Independent Trustee the following amounts for serving as a Trustee: (i) an annual retainer of (a) $50,000 per year for each year in which the Fund’s net asset value is $1 billion or less, (b) $75,000 per year for each year in which the Fund’s net asset value is between $1 billion and $2 billion, or (c) $100,000 per year for each year in which the Fund’s net asset value is greater than $2 billion (in each case, prorated for any partial calendar year for which a Trustee serves); (ii) $2,500 for each regular meeting of the Board of Trustees of the Fund attended by such Trustee; (iii) $250 for each special meeting of the Board of Trustees attended by such Trustee at which such Trustee is asked to vote on a proposal solely related to the declaration of a dividend for the Fund; (iv) $1,000 for each meeting of a committee of the Board of Trustees, other than the Joint Transactions Committee, attended by such Trustee; (v) $500 for each meeting of the Joint Transactions Committee of the Board of Trustees attended by such Trustee; (vi) a supplemental retainer at the annual rate of $7,500 per year for the Audit Committee Chair; (vii) a supplemental retainer at the annual rate of $5,000 per year for the Governance and Compensation Committee Chair; and (viii) for each special meeting of the Board with a limited agenda attended by such Independent Trustee (whether in person or telephonic), (a) $500 per meeting if, at the time of such meeting, the Fund’s net asset value is $1 billion or less, (b) $750 per meeting if, at the time of such meeting, the Fund’s net asset value is between $1 billion and $2 billion, or (c) $1,000 per meeting if, at the time of such meeting, the Fund’s net asset value is greater than $2 billion.

COMPENSATION OF OFFICERS
None of the officers receive compensation from the Fund. The compensation of the officers is paid by the Investment Adviser or its affiliates. A portion of such compensation may be reimbursed by the Fund for the cost to the Administrator of administrative services rendered by such officer on behalf of the Fund.
POLICIES AND PRACTICES RELATED TO THE TIMING OF EQUITY AWARDS
The Fund does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public
information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public
information for the purpose of affecting the value of executive compensation.
INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS
The governing documents of the Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Trustees with respect to any matter as to which Trustees did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which the Trustees had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in the Fund’s governing documents are subject to any limitations imposed by applicable law.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Fund has entered into a number of business relationships with affiliated or related parties, including the following:

•	The Fund has entered into an investment management agreement with the Investment Adviser.

•	The Fund and the Investment Adviser have entered into an sub-advisory agreement with BlackRock Advisors, LLC, the Fund’s sub-adviser.

•
The Administrator provides the Fund with administrative services necessary to conduct our day-to-day
operations. For providing these services, facilities and personnel, the Administrator may be reimbursed by the Fund for expenses incurred by the Administrator in performing its obligations under the administration agreement, including the Fund’s allocable portion of the cost of certain of the Fund’s officers and the Administrator’s administrative staff and providing, at the Fund’s request and on its behalf, significant managerial assistance to portfolio companies to which the Fund is required to provide such assistance. In addition, the Administrator has entered into a sub-administration
agreement with State Street Bank and Trust Company. State Street Bank and Trust Company receives compensation from the Administrator for its sub-administrative
services
.

•
The Fund has entered into a royalty-free license agreement with BlackRock, Inc. and the Investment Adviser, pursuant to which BlackRock and the Investment Adviser have agreed to grant the Fund a non-exclusive,
royalty-free license to use the name “BlackRock.”

•	The Fund and BlackRock Investments, LLC, the Fund’s distributor, have entered into a distribution agreement.

•	The Fund has entered into an expense support and conditional reimbursement agreement with the Investment Adviser.

The Investment Adviser and its affiliates, employees and associates currently do and in the future may manage other funds and accounts. The Investment Adviser and its affiliates may determine that an investment is appropriate for the Fund and for one or more of those other funds or accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Fund and those accounts. In general, the Investment Adviser will allocate investment opportunities pro rata among the Fund and the other funds and accounts (assuming the investment satisfies the objectives of each) based on the amount of committed capital each then has available. The allocation of certain investment opportunities in private placements will continue to be subject to Independent Trustee approval pursuant to the terms of the co-investment
exemptive order applicable to the Fund. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Fund may desire to retain an asset at the same time that one or more other funds or accounts desire to sell it or the Fund may not have additional capital to invest at a time the other funds or accounts do. If the Investment Adviser is unable to manage the Fund’s investments effectively, the Fund may be unable to achieve its investment objective. In addition, the Investment Adviser may face conflicts in allocating investment opportunities between the Fund and certain other entities that could impact the Fund’s investment returns.
While the Fund’s ability to enter into transactions with its affiliates is restricted under the 1940 Act, the Fund has received co-investment
exemptive relief from the Commission permitting certain affiliated investments subject to certain conditions. The exemptive relief may enable the Fund to participate in certain transactions that it could not invest in without the relief. However, as a result, the Fund may face conflicts of interest on investments made pursuant to the exemptive relief conditions which could in certain circumstances affect adversely the price paid or received by the Fund or the availability or size of the position purchased or sold by it.
Statement of Policy Regarding Transactions with Related Persons
The Board of Directors has adopted a policy regarding transactions with affiliates. Prior to the consummation of any transaction in which the Fund, or any company controlled by the Fund, proposes to participate, the Fund’s Chief Compliance Officer and/or General Counsel, or their respective designees, will review the facts and circumstances of such transaction and determine whether an affiliate may be involved in such transaction.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Fund as of and for the Fund’s fiscal year ending December 31, 2026. D&T was selected by the Audit Committee of the Fund, and that selection was ratified by the Fund’s Board of Trustees, including all of the Independent Trustees, by a vote cast at an in-person meeting. The Fund does not know of any direct or indirect financial interest of D&T in the Fund. A representative of D&T will participate in the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

	2025	2024
Audit Fees	$216,000	$195,226
Audit-Related Fees	$7,500	$22,500
All Other Fees	$0	—
Total	$223,500	$217,726

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as the review of documents filed with the SEC, including certain 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services, such as comfort letters and consents, that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. The amounts reported also include fees related to the filing and maintenance of the Fund’s registration statement on Form N-2.

Tax Fees

Tax services fees consist of fees billed for professional services performed by the independent registered public accounting firm’s tax personnel for tax compliance. These services include assistance regarding federal, state and local tax compliance, except those services specifically related to the audit and review of financial statements.

All Other Fees

All other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for the Fund’s internal controls and the financial reporting process. The Audit Committee is required to approve all audit engagement fees and terms for the Fund. The Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to the Fund and any entity controlling, controlled by, or under common control with the Fund that provide ongoing services to the Fund (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the Commission.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by the Fund’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Fund by the Fund’s independent auditors and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by the Fund’s independent auditors to the Fund’s Investment Adviser and to affiliates of the Investment Adviser that provide ongoing services to the Fund, but only if the non-audit services have a direct impact on the operations or financial reporting of the Fund.

Audit Committee Report

The Audit Committee has reviewed the Fund’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Commission. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the D&T to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Fund’s annual report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Trustees, has approved selecting D&T to serve as the Fund’s independent registered public accounting firm for the year ending December 31, 2026.

Eric J. Draut;

Andrea L. Petro; and

Maureen K. Usifer (Chair)

SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board of Trustees or any individual member of the Board of Trustees should email extbdebtboardmailbox@blackrock.com with copies to AlternativesClientServices@blackrock.com and Diana.huffman@blackrock.com, or write the Fund to the attention of Diana Huffman at 50 Hudson Yards, New York, New York 10001. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific member of the Board of Trustees and so indicates, it will be sent only to that member. If a communication does not indicate a specific member of the Board of Trustees, it will be sent to the Chair of the Audit Committee of the Board of Trustees and the outside counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may email Alternatives Client Services at AlternativesClientServices@BlackRock.com with a copy to diana.huffman@blackrock.com or address letters to Diana Huffman at 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable calling with complaints may address letters directly to the Chair of the Audit Committee of the Board of Trustees at 50 Hudson Yards, New York, New York 10001. Such letters may be submitted on an anonymous basis.

SHAREHOLDER AND PROPOSALS FOR THE 2027 ANNUAL MEETING

Shareholders may present proper proposals for inclusion in the Fund’s proxy statement and proxy card for consideration at the next annual meeting of shareholders by submitting such proposals in writing to the Secretary of the Fund in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, if applicable, applicable state law and the Declaration of Trust and Bylaws of the Fund. The Fund expects that the 2027 Annual Meeting of Shareholders of the Fund will be held in May 2027, but the exact date, time and location of such meeting have yet to be determined.

Deadlines for Submitting Shareholder Proposals for Inclusion in the Fund’s Proxy Statement and Proxy Card

To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Fund’s proxy statement and proxy card for a regularly scheduled annual meeting, a shareholder’s proposal must be received at the Fund’s principal executive offices not less than 120 calendar days before the anniversary of the date the Fund’s proxy statement was released to shareholders for the previous year’s annual meeting. Accordingly, a shareholder’s proposal submitted under Rule 14a-8 must be received no later than Thursday, December 10, 2026 in order to be included in the Fund’s proxy statement and proxy card for the 2027 Annual Meeting of Shareholders of the Fund.

Deadlines for Submitting Notice of Shareholder Proposals for Consideration at the Fund’s Annual Meeting

Pursuant to the Fund’s current Bylaws, the deadline for submitting notice of a shareholder’s proposal for consideration at the 2027 Annual Meeting of Shareholders of the Fund, other than a proposal submitted under Rule 14a-8, is not later than the close of business on the 10th day following the day on which notice of the date of the meeting is mailed or public disclosure of the date of the meeting is made, whichever first occurs. In order to be considered timely, such notice will be delivered to the Secretary at the principal executive office of the Fund and will set forth all information required under Section 6 of Article I of the Fund’s current Bylaws.

FINANCIAL STATEMENTS AVAILABLE

A copy of the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 containing audited financial statements accompanies this proxy statement.

Along with this proxy statement, the Fund will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2025. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the internet at http://www.sec.gov.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

The Fund restricts access to nonpublic personal information about its shareholders to its Investment Adviser’s employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

HOUSEHOLDING OF PROXY MATERIALS

The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year a number of brokers with account holders who are the Fund’s shareholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations team at 50 Hudson Yards, New York, New York 10001, AlternativesClientServices@blackrock.com or (310) 566-1094. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board of Trustees is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.

You are cordially invited to participate in the Annual Meeting via webcast. Whether or not you plan to participate in the Annual Meeting, please promptly follow the directions on your enclosed proxy card to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating your proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

By Order of the Board of Trustees,

/s/ John Perlowski
John Perlowski
Trustee

April 9, 2026

BlackRock Private Credit Fund

Proxy Card

Annual Meeting of Shareholders

Proxy for Annual Meeting of Shareholders to Be Held on May 27, 2026

The undersigned hereby appoints Diana Huffman, as a proxy of the undersigned (the “Proxy”), with the power to appoint her substitute, for the Annual Meeting of Shareholders of BlackRock Private Credit Fund (the “Fund”) to be held over the web in a virtual meeting format on Wednesday May 27, 2026, at 10:00 a.m., Pacific Time, and for any adjournment or postponement thereof, to vote, as designated on the reverse side, all shares of the Fund held by the undersigned at the close of business on March 30, 2026.

By signing this Proxy Card, the undersigned acknowledges receipt of the Fund’s Proxy Statement dated April 9, 2026. The Fund’s Proxy Statement is available at: https://www.proxy-direct.com/blk-35023. The undersigned revokes all prior proxies and appoints the Proxies to vote its shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments, and hereby ratifies and confirms all that said proxies, or any of them, may lawfully do by virtue thereof.

The Fund’s Board of Trustees recommend a “FOR” vote for the Trustee nominee.

TO VOTE, MARK X BELOW.

Election of Trustees	FOR	WITHHOLD

Eric J. Draut	☐	☐

Date:

ACCOUNT NAME

By:

Name:

Title: